KENILWORTH FUND, INC.
                            Suite 2594
                      21 South Clark Street
                   Chicago, Illinois 60603-2094



                        SEMI-ANNUAL REPORT
                          June 30, 2001
                           (Unaudited)

                      Advisor's Perspective
                          June 30, 2001
                         DJIA: 10,502.40
                          S&P:  1,224.42

At this time last year our Fund had risen a spectacular 20.1% in the first half, when all major market averages and most mutual funds declined. We did not have any inkling then, that for this Semi-Annual Report we would be down a very dismal -19.66%. In this period the DJIA declined by -1.85%, and the S&P 500 and Nasdaq -6.70%, -12.53%, respectively.

In our Annual Report dated January 16, 2001 we said that "being a non-diversified Fund, in this transition year we are likely to experience more volatility than the overall market, which also has been and is likely to be for this year, much more volatile". We are very disappointed that neither we nor anyone else (including the Fed), anticipated the speed and steepness of this decline in the economy since last July.

The manufacturing sector is experiencing such a sharp recession that the capacity utilization levels are at levels seen in the early 1980's. The telecom and technology sectors did not realize the magnitude of excess capacity that was created in the previous few years. Thus, when the credit spigot was turned off and the demand fell off drastically, the whole sector experienced more than a 50% decline in profits during the last twelve months. Overall, corporate profits during this second quarter declined by over 17%. Without profits and with excess capacity, capital spending e.g., investment in new plant and equipment, just evaporated. The bust in this sector has whip-sawed the whole economy leading Jack Welch of General Electric to declare that this was the worst in his twenty years at the helm of GE.

The deceleration in the economy as a result of previous Fed tightening has been so severe that the GDP grew barely 0.7% during the second quarter of this year. (This growth was computed without the June data). We believe when this preliminary data is revised it will show no growth. The layoffs are likely to continue leading the unemployment rate to rise from the current 4 1/2% to over 5%. In the last three quarters it was the consumer spending on housing and autos that prevented our economy from a serious recession. However, we are concerned that with the consumer heavily indebted and with mounting unemployment, we may not be able to sustain the same level of spending patterns. (The telecom sector alone in the last twelve months has laid off over 250,000 people).

Our problem has been magnified by the fact that Japan, South Korea, Singapore and some other countries in Asia are already in a recession. With Argentina being unable to meet its foreign obligations and Western Europe's economies slowing down, the US economy is not likely to recover from its weakness until around the end of this year.

The aggressive easing by the Fed since January 3rd of this year, with six interest rate cuts and the fiscal stimulus from the tax rebates and modest marginal tax rate cuts, should start kicking in at the end of this year. With the sharp decline in natural gas and oil prices due to the economic slowdown and the low inflation, we expect to see signs of economic recovery sometime in the fourth quarter. Thus, we should experience at least 2% growth in the year 2002, leading to accelerating growth in corporate profits.

We have been liquidating our technology and telecommunications sector holdings drastically thru the first six months. Currently, financial sectors such as banks, insurance, and housing finance dominate our Fund just as they do in the S&P 500. We are also beginning to establish positions in the energy (gas and refining), air transport and housing sectors. The pharmaceutical holdings are likely to recover despite the political and legislative uncertainty. Historically, we have cautiously proceeded to be fully invested when the markets decline. However, because of so many uncertainties voiced by our corporate leaders, we are very cautious about the markets for the next several months.
And yet we strongly believe that the equity market registered its lows for the year during March and April. We do not expect a recovery in the equity markets until the end of this year and a better showing by technology around the middle of next year.

                      KENILWORTH FUND, INC.
                       FINANCIAL HIGHLIGHTS


                                             (Unaudited)
                                        Six Months Ended     Year Ended
                                                June 30,   December 31,
                                                    2001           2000

Selected Per-Share Data
 Net Asset Value, beginning of period. . . . . . .$25.54         $27.45
 Income from Investment Operations
      Net Investment Loss. . . . . . . . . . . . .(0.06)         (0.19)
  Net Realized and Unrealized
           Loss on Investments . . . . . . . . . .(4.96)         (1.72)
            Total. . . . . . . . . . . . . . . . .(5.02)         (1.91)

  Less Distributions
      From Net Investment Income . . . . . . . . . .0.00           0.00
      From Net Realized Gains. . . . . . . . . . . .0.00           0.00
  . . . . . . . . . . . . . . . . . Total           0.00           0.00


 Net Asset Value, end of period. . . . . . . . . .$20.52         $25.54

Total Return . . . . . . . . . . . . . . . . . .(19.66%)        (6.96%)

Ratios and Supplemental Data
 Net Assets, end of period (in thousands). . . . $12,091        $15,451
 Ratio of Net Expenses to Average Net Assets . . . 0.73%          1.31%
 Ratio of Net Investment
          Income to Average Net Assets. . . . . .(0.28%)         (0.66%)
 Portfolio Turnover Rate . . . . . . . . . . . . .22.50%         43.93%








The accompanying notes are an integral part of these financial statements.

                        KENILWORTH  FUND, INC.
                       STATEMENT  OF NET ASSETS
                             June 30, 2001
                              (Unaudited)

                                                      Market
COMMON STOCKS            98.30%a         Shares        Value       Percent
Aircraft                    0.92%
    Boeing Co.                            2,000      111,200          0.92


Banks                      14.65%
    Citigroup, Inc.                      25,000     1,321,000        10.92
    J.P. Morgan Chase & Co.               7,500       334,500         2.77
    Wells Fargo & Co.                     2,500       116,075         0.96

Computer-Semiconductor     10.57%
    Intel Corp.                          20,000       585,000         4.84
    Applied Materials, Inc.*             10,000       491,000         4.06
    Texas Instruments                     4,000       126,000         1.04
    Motorola, Inc.                        4,600        76,176         0.63


Computer Software           9.80%
    Oracle Systems, Inc.*                28,000       532,000         4.40
    Intuit, Inc.*                        10,000       399,900         3.31
    Cisco Systems*                        4,000        72,800         0.60
    Adobe Systems                         1,000        47,000         0.39
    Veritas Software*                     2,000       133,060         1.10

Computer Systems           5.28%
    Hewlett-Packard                      15,000       429,000         3.55
    EMC Corporation                       7,000       203,350         1.68
    Mc Data Corp. Class A*                  309         5,423         0.05

Drugs                      12.57%
    Merck & Co.                           8,000       511,280         4.23
    Bristol-Myers Squibb                  9,500       496,850         4.11
    Pfizer, Inc.                         10,500       420,525         3.48
    Schering-Plough                       2,500        90,600         0.75

Electrical Equipment       9.74%
    General Electric                     18,000       877,500         7.26
    Tyco International Ltd.               5,500       299,750         2.48

Finance                    16.60%
    Federal National Mortgage             8,500       723,775         5.99
    Federal Home Loan Mortgage           15,000     1,050,000         8.68
    Household International, Inc.         3,500       233,450         1.93

                        KENILWORTH  FUND, INC.
                       STATEMENT OF NET ASSETS
                             June 30, 2001
                              (Unaudited)
                                                                    Market
COMMON STOCKS                            Shares        Value       Percent
Home Building               1.72%
    Lennar Corp.                          5,000      208,500          1.72

Insurance                   6.90%
    American International Group          9,700      834,200          6.90


Media                       1.42%
    General Motors Class H                 8,500     172,125          1.42

Medical Instruments         2.02%
    Agilent Technologies*                  7,500     243,750          2.02

Natural Gas                 0.92%
    Questar Corp.                         4,500      111,420          0.92

Oils                        0.33%
    Frontier Oil                          3,000       39,750          0.33

Telecommunications          2.63%
    ADC Telecommunication*               25,000       165,000         1.36
    Adtran, Inc.*                         1,000       20,500          0.17
    Ciena Corp.*                          3,500      133,000          1.10

Utilities-Gas & Electric    1.14%
    Dominion Resources                    1,000       60,130          0.50
    Duke Energy Corp.                     2,000       78,020          0.64

Utilities-Telephone         1.09%
    A.T.&T.                               6,000      132,000          1.09

  Total Investments                               11,885,609
       (Cost $6,877,731)
CASH AND RECEIVABLES
       NET OF LIABILITIES       1.70%                205,449

TOTAL NET ASSETS          100.00%                $12,091,058

NET ASSET VALUE PER SHARE                             $20.52
       (based on 589,157.053 shares of capital stock outstanding)
       a Percentages for various classifications relate to total net assets.
       *Non-income producing security.
The accompanying notes are an integral part of these financial statements.

                        KENILWORTH  FUND, INC.
                       STATEMENT  OF OPERATIONS
                              (Unaudited)


                                                    Six Months Ended
   INVESTMENT INCOME                                   June 30, 2001
 INCOME:
        Dividends                                            $46,556

        Interest                                              12,629

            Total Income                                      59,185


 EXPENSES:
        Investment Advisory Fees                              65,656

        Administrative and Management Fees                    20,000

        Registration Fees                                      1,617
        Auditing                                               3,208
        Insurance and Other Expenses                           5,139
            Total Expenses                                    95,620


     NET INVESTMENT LOSS:                                    (36,435)


   NET REALIZED LOSS ON INVESTMENTS                         (286,898)


   NET INCREASE IN UNREALIZED APPRECIATION
        ON INVESTMENTS                                    (2,653,435)


   NET REALIZED LOSS AND UNREALIZED DEPRECIATION
        ON INVESTMENTS                                    (2,940,333)


   NET DECREASE IN NET ASSETS FROM OPERATIONS            ($2,976,768)


The accompanying notes are an integral part of these financial statements.

                        KENILWORTH  FUND, INC.
                 STATEMENTS  OF CHANGES  IN NET ASSETS


                                              (Unaudited)
                                        Six Months Ended     Year Ended
                                      June 30, 2001     December 31, 2000
OPERATIONS:

        Net Investment Loss                ($36,435)         ($116,623)
        Net Realized Loss on Investments   (286,898)           (25,204)
        Net Decrease in Unrealized
            Depreciation on Investments  (2,653,435)        (1,160,491)
    Decrease in Net Assets
        from Operations                  (2,976,768)        (1,302,318)


DISTRIBUTIONS To SHAREHOLDERS:

 Distributions from Net Investment Income       ---                ---
 Distributions from Net
           Realized Gains on Investments        ---                ---
    Decrease in Net Assets
    resulting from Distributions                ---                ---


CAPITAL  SHARE TRANSACTIONS:

 Proceeds From Shares Issued
(6,306 and 39,841 shares, respectively)    139,500           1,260,428
 Cost of Shares Redeemed
(22,208 and 5,494 shares, respectively)   (522,679)           (172,801)
 Reinvested Dividends
(0 and 0 shares, respectively)                  ---                ---
     (Decrease) Increase in Net Assets
         from Capital Share Transactions   (383,179)          1,087,627

       Total Decrease in Net Assets      (3,359,947)           (214,691)


NET ASSETS AT BEGINNING OF YEAR
    (605,059 and 570,712 shares outstanding, respectively)
                                              15,451,005      15,665,696

NET ASSETS AT END OF PERIOD
    (589,157 and 605,059 shares outstanding, respectively)
                                             $12,091,058     $15,451,005




 The accompanying notes are an integral part of these financial statements.

                     NOTES TO FINANCIAL STATEMENTS
                             June 30, 2001
                              (Unaudited)

The Kenilworth Fund, Inc., (the "Fund") is registered under the Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company.

1.  Summary of Significant Accounting Policies

    a. The Fund is registered under the Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company. The Fund's objective is long-term capital appreciation which it seeks by investing primarily in a non-diversified portfolio of common stocks, preferred stocks, warrants to purchase common stocks, convertible bonds and fixed-income obligations of corporations and the United States government. Its books and records are maintained on the accrual basis. Securities are valued at their last sale price as reported on a securities exchange, or at their last bid price as applicable. Short term instruments are valued at cost which approximates market value. Cost amounts, as reported on the statement of net assets, are the same for federal income tax purposes. For the period ended June 30, 2001, purchases and sales of investment securities were $3,858,414 and $2,944,002 respectively.
    b. Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
Realized gains and losses from security transactions are reported on an identified cost basis.
    c. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all its income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.
    d. As of June 30, 2001 there were 10,000,000 shares of capital stock authorized.
    e. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Adviser and Investment Advisory Agreement and Transactions with Related Parties:

    The Fund has signed two agreements with Institutional Portfolio Services, Ltd., ("IPS"), with whom certain officers of the Fund are affiliated. Under the terms of the first agreement (the investment advisory agreement) the Fund will pay IPS a monthly investment advisory fee at the annual rate of 1.0% of the daily net assets of the Fund. Under the terms of the second agreement (the administrative and management services agreement) the Fund will pay IPS a yearly administrative and management services fee of $40,000 per year payable on a yearly basis. The advisory agreement requires the adviser to reimburse the Fund in the event that the expenses of the Fund in any fiscal year exceed 1.7%.

3. Aggregate Net Unrealized Appreciation as of June 30, 2001 consisted of the following:
        Aggregate gross unrealized appreciation:                   $5,420,571
        Aggregate gross unrealized deprecation:                     (412,694)
        Net unrealized appreciation:                               $5,007,877

At June 30, 2001, the Fund had tax basis capital losses of $25,204 which may be carried over to offset future capital gains. Such losses expire in 2008.